UGI Utilities, Inc.

5.753% Senior Notes due 2016 and 6.206% Senior Notes due 2036

Purchase Agreement

New York, New York

September 12, 2006

CREDIT SUISSE SECURITIES (USA) LLC

WACHOVIA CAPITAL MARKETS, LLC

As Representatives of the
Several Initial Purchasers named in Schedule I hereto

c/o Credit Suisse Securities (USA) LLC

Eleven Madison Avenue

New York, NY 10010-3629

Ladies and Gentlemen:

UGI Utilities, Inc., a Pennsylvania corporation (the “Issuer”), proposes to sell to the several initial purchasers named in Schedule I hereto (the “Initial Purchasers”), for whom you (each, a “Representative,” and collectively, the “Representatives”) are acting as representative, $175,000,000 aggregate principal amount of its 5.753% Senior Notes due 2016 (the “2016 Notes”) and $100,000,000 aggregate principal amount of its 6.206% Senior Notes due 2036 (the “2036 Notes,” together with the 2016 Notes, the “Securities”), to be issued under an indenture, dated as of August 1, 1993 (the “Base Indenture”), between the Issuer and U.S. Bank National Association, successor trustee to Wachovia Bank, National Association (formerly First Union Bank, and, prior to that, First Fidelity Bank, National Association), as trustee (the “Trustee”), as supplemented by a First Supplemental Indenture dated as of September 15, 2006 for the 2016 Notes and the 2036 Notes (the “Supplemental Indenture,” together with the Base Indenture, the “Indenture”), on a private placement basis pursuant to an exemption under Section 4(2) of the United States Securities Act of 1933, as amended (the “Securities Act”).

The holders of the Securities will be entitled to the benefits of a Registration Rights Agreement dated as of September 15, 2006 among the Issuer and the Initial Purchasers (the “Registration Rights Agreement”), pursuant to which the Issuer agrees to file a registration statement with the United States Securities and Exchange Commission (the “Commission”) registering the exchange of the Securities under the Securities Act.

Any reference herein to any Preliminary Offering Circular or the Final Offering Circular (each as defined below) shall be deemed to refer to and include the documents incorporated by reference therein which were filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on or before the Applicable Time or the issue date of any Preliminary Offering Circular or the Final Offering Circular, as the case may be; and any reference herein to the terms “amend,” “amendment” or “supplement” with respect to any Preliminary Offering Circular or the Final Offering Circular shall be deemed to refer to and include the filing of any document under the Exchange Act after the Applicable Time or the issue date of any Preliminary Offering Circular or the Final Offering Circular, as the case may be, which will be deemed to be incorporated therein by reference. Certain terms used herein are defined in Section 20 hereof.

1. Representations and Warranties. The Issuer represents and warrants to, and agrees with, each Initial Purchaser as set forth below in this Section 1.

(a) A preliminary offering circular dated September 11, 2006 (the “Preliminary Offering Circular”) relating to the Securities to be offered by the Initial Purchasers and a final offering circular (the “Final Offering Circular”) disclosing the offering price and other final terms of the Securities and dated as of the date of this Agreement (even if finalized and issued subsequent to the date of this Agreement) have been or will be prepared by the Issuer. As of the date of this Agreement and on the Closing Date, as defined in Section 3 hereof, the Final Offering Circular does not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from the Preliminary or Final Offering Circular based upon written information furnished to the Issuer by any Initial Purchaser through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by or on behalf of any Initial Purchaser consists of the information described as such in Section 9(b) hereof.

(b) Except as disclosed in the General Disclosure Package, as of the Applicable Time, the Issuer’s Annual Report on Form 10-K most recently filed with the Commission and all subsequent reports which have been filed by the Issuer with the Commission or sent to shareholders pursuant to the Exchange Act (collectively, the “Exchange Act Reports”) did not, at their time of filing, include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Such documents, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder.

(c) As of the Applicable Time, (i) the General Disclosure Package, and (ii) any individual Supplemental Marketing Material (as hereinafter defined), when considered together with the General Disclosure Package, does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from the General Disclosure Package or any Supplemental Marketing Material based upon and in conformity with written information furnished to the Issuer by any Initial Purchaser through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by or on behalf of any Initial Purchaser consists of the information described as such in Section 9(b) hereof.

(d) The Issuer has been duly incorporated and is a presently subsisting corporation under the laws of the Commonwealth of Pennsylvania, with corporate power and authority to own its properties and conduct its business as described in the General Disclosure Package; and the Issuer is qualified to do business as a foreign corporation in good standing in such other jurisdictions where the nature of its properties or conduct of its business requires such qualification,, other than where the failure to be so qualified would not, individually or in the aggregate have a material adverse effect on the condition (financial or other), business, properties or results of operations of the Issuer and its subsidiaries taken as a whole (“Material Adverse Effect”).

(e) UGI Penn Natural Gas, Inc. (“Penn Natural”) has been duly incorporated and is a presently subsisting corporation under the laws of the Commonwealth of Pennsylvania, with corporate power and authority to own its properties and conduct its business as described in the General Disclosure Package; and Penn Natural is duly qualified to do business as a foreign corporation in good standing in such other jurisdictions where the nature of its properties or conduct of its business requires such qualification, other than where the failure to be so qualified would not, individually or in the aggregate have a Material Adverse Effect; all of the issued and outstanding capital stock of Penn Natural has been duly authorized and validly issued and is fully paid and nonassessable; and the capital stock of Penn Natural owned by the Issuer, directly or through subsidiaries, is owned free from liens, encumbrances and defects.

(f) As of the Closing Date, except for Penn Natural, the Issuer does not have any subsidiary that is a “significant subsidiary” within the meaning of Rule 1-02 of Regulation S-X.

(g) Each of the Issuer and Penn Natural is not in violation of the provisions of its articles of incorporation or by-laws. Neither the Issuer nor any of its material subsidiaries is in breach, default or violation in the performance or observance of any obligation, agreement, covenant or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any material contract, indenture, mortgage, deed of trust, loan or credit agreement, lease or other agreement or instrument to which the Issuer or any of its material subsidiaries is a party or by which it or any of them may be bound or to which any of the material properties or assets of the Issuer or any of its material subsidiaries is subject, except such breach, default or violation as would not, individually or in the aggregate, have a Material Adverse Effect. The execution, delivery and performance of the Indenture, this Agreement and the Registration Rights Agreement do not, and the completion, execution and issuance of each particular Security in accordance with the Indenture, the sale by the Issuer of such Security in accordance with this Agreement, the issuance of the Exchange Securities (as defined in the Registration Rights Agreement) in accordance with the Registration Rights Agreement and compliance with the terms and provisions thereof will not, result in a breach or violation of any of the terms and provisions of, or constitute a default under, (i) any statute or any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Issuer, (ii) any material agreement or instrument to which the Issuer or any material subsidiary of the Issuer is a party or by which the Issuer or any such subsidiary is bound or to which any of the material properties of the Issuer or any such subsidiary is subject, except such breach or violation as would not, individually or in the aggregate, have a Material Adverse Effect, or (iii) the charter or by-laws of the Issuer, and the Issuer has full power and authority to authorize, issue and sell the Securities as contemplated by this Agreement.

(h) Except for the registration of the securities certificate relating to the Securities by the Pennsylvania Public Utility Commission (the “PUC”), which registration has been obtained by order of the PUC dated August 17, 2006 (the “PUC Order”), no consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement and the Registration Rights Agreement in connection with the issuance and sale of the Securities or the Exchange Securities by the Issuer, except for the filing of the Exchange Offer Registration Statement or the Shelf Registration Statement (each as defined in the Registration Rights Agreement), qualification of the Trustee, and order of the Commission declaring the Exchange Offer Registration Statement or the Shelf Registration Statement effective, and except for such as will be obtained and made under the Securities Act and the Trust Indenture Act and such as may be required under state securities laws, which, if not obtained or made, would not, individually or in the aggregate, have a Material Adverse Effect.

(i) Except as disclosed in the General Disclosure Package, since the date of the latest audited financial statements included or incorporated by reference in the General Disclosure Package, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the financial condition, business, properties, results of operations or prospects of the Issuer and its subsidiaries taken as a whole, and, except as disclosed in the General Disclosure Package, there has been no dividend or distribution of any kind declared, paid or made by the Issuer on any class of its capital stock, except for a dividend of $10,161,000 on the outstanding shares of the Issuer’s common stock declared and paid on July 28, 2006.

(j) PricewaterhouseCoopers LLP, who have audited certain of the Issuer’s financial statements, is an independent registered public accounting firm as required by the Securities Act and the rules and regulations promulgated thereunder and registered with the Public Company Accounting Oversight Board.

(k) PricewaterhouseCoopers LLP, who have audited certain of the financial information of the PG Energy Business of Southern Union Company (the “PG Energy Business”), is an independent registered public accounting firm as required by the Securities Act and the rules and regulations promulgated thereunder and registered with the Public Company Accounting Oversight Board.

(l) (i) The financial statements of the Issuer incorporated by reference in the General Disclosure Package present fairly, in all material respects, the financial position of the Issuer and its consolidated subsidiaries as of the dates shown and its results of operations and cash flows for the periods shown, and, except as otherwise disclosed in the General Disclosure Package, such financial statements have been prepared in conformity with generally accepted accounting principles in the United States consistently applied throughout the periods involved except as may be stated in the notes thereto; the information set forth in the Offering Circular under the caption “Summary Financial Data” presents fairly, in all material respects, on the basis stated in the Offering Circular, the information included therein; the assumptions used in preparing the pro forma financial statements incorporated by reference in the General Disclosure Package provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein, the related pro forma adjustments give appropriate effect to those assumptions, the pro forma columns therein reflect the proper application of those adjustments to the corresponding historical financial statement amounts, and the pro forma financial statements incorporated by reference in the General Disclosure Package comply as to form in all material respects with the applicable accounting requirements of Regulation S-X under the Securities Act.

(ii) The combined statement of assets to be acquired and liabilities to be assumed of the PG Energy Business as of the dates shown and the combined statements of revenue and certain expenses for the specified periods, which are incorporated by reference in the General Disclosure Package, present fairly, in all material respects, the assets to be acquired and liabilities to be assumed of the PG Energy Business as of such dates and the related revenues and certain expenses for the specified periods, and such statements have been prepared in conformity with generally accepted accounting principles in the United States.

(m) The Issuer maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles in the United States and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(n) The Issuer has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) and 15(d)-15(e) under the Exchange Act), which (i) are designed to ensure that material information required to be disclosed by the Issuer in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms; and (ii) include, without limitation, controls and procedures designed to ensure that information required to be disclosed in the reports it files or submits under the Exchange Act is accumulated and communicated to the Issuer’s management, including its principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(o) This Agreement has been duly authorized, executed and delivered by the Issuer.

(p) The Registration Rights Agreement has been duly authorized, executed and delivered by the Issuer and, assuming due authorization, execution and delivery thereof by the Initial Purchasers, constitutes a valid and binding obligation of the Issuer enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

(q) The Indenture has been duly authorized, executed and delivered by the Issuer and duly qualified under the Trust Indenture Act and constitutes a valid and binding obligation of the Issuer enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

(r) The Securities have been duly authorized and, when the Securities will have been duly executed by the Issuer in accordance with the terms of the Indenture, assuming due authentication of the Securities by the Trustee, upon delivery against payment for the Securities pursuant to this Agreement, will be validly issued and delivered, will be consistent with the information in the General Disclosure Package and will conform to the description thereof contained in the Final Offering Circular and will constitute valid and binding obligations of the Issuer enforceable in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

(s) The Exchange Securities (as defined in the Registration Rights Agreement) have been, or as of the Registered Exchange Offer (as defined in the Registration Rights Agreement) will have been, duly authorized and, when duly executed by the Issuer in accordance with the terms of the Indenture, assuming due authentication of the Exchange Securities by the Trustee, upon exchange for the Initial Securities (as defined in the Registration Rights Agreement), will be validly issued and delivered and will constitute valid and binding obligations of the Issuer enforceable in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles; and the Exchange Securities shall conform to the description thereof contained in the Registration Statement (as defined in the Registration Rights Agreement).

(t) At or before the Closing Date, the Issuer shall issue $275.0 million of the Securities pursuant to the terms stated in the General Disclosure Package and the Final Offering Circular, and shall use such proceeds as set forth in the General Disclosure Package and the Final Offering Circular.

(u) Except as disclosed in the General Disclosure Package, the Issuer possesses adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by it and has not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(v) Except as disclosed in the General Disclosure Package, there are no pending actions, suits or proceedings against or affecting the Issuer or any of its material properties that would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, or would materially and adversely affect the ability of the Issuer to perform its obligations under the Indenture, this Agreement or the Registration Rights Agreement; and no such actions, suits or proceedings are, to the Issuer’s knowledge, threatened.

(w) Except as disclosed in the General Disclosure Package, the Issuer and its subsidiaries have good and marketable title to all real properties and all other properties and assets owned by them, except where the failure to have such title would not, individually or in the aggregate, have a Material Adverse Effect, in each case free from liens, encumbrances and defects except those described in the General Disclosure Package or which are not material in amount; and except as disclosed in the General Disclosure Package, the Issuer and its material subsidiaries occupy or hold any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the conduct of the business of the Issuer.

(x) Except as disclosed in the General Disclosure Package, no labor dispute with the employees of the Issuer or any subsidiary exists or, to the knowledge of the Issuer, is imminent that would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(y) Except as disclosed in the General Disclosure Package, neither the Issuer nor any of its subsidiaries is: in violation of any statute or any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, “environmental laws”); owns or operates any real property contaminated with any substance that is subject to any environmental laws; is liable for any off-site disposal or contamination pursuant to any environmental laws; or is subject to any claim relating to any environmental laws, which violation, contamination, liability or claim would have, individually or in the aggregate, a Material Adverse Effect; and, except as disclosed in the General Disclosure Package, the Issuer is not aware of any pending investigation which might lead to such a claim.

(z) The Issuer and its subsidiaries and any “employee benefit plan” (as defined under the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, “ERISA”)) established or maintained by the Issuer, its subsidiaries or their “ERISA Affiliates” (as defined below) are in compliance in all material respects with ERISA. “ERISA Affiliate” means, with respect to the Issuer or a subsidiary, any member of any group of organizations described in Sections 414, or of the Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder (the “Code”) of which the Issuer or such subsidiary is a member. No “reportable event” (as defined under ERISA) that would, individually or in the aggregate, have a Material Adverse Effect has occurred or is reasonably expected to occur with respect to any “employee benefit plan” established or maintained by the Issuer, its subsidiaries or any of their ERISA Affiliates. No “employee benefit plan” established or maintained by the Issuer, its subsidiaries or any of their ERISA Affiliates, if such “employee benefit plan” were terminated, would have any “amount of unfunded benefit liabilities” (as defined under ERISA) that would, individually or in the aggregate, have a Material Adverse Effect. Neither the Issuer, its subsidiaries nor any of their ERISA Affiliates has incurred or reasonably expects to incur any liability under Title IV of ERISA with respect to termination of, or withdrawal from, any “employee benefit plan” or Sections 412, 4971, 4975 or 4980B of the Code. Each “employee benefit plan” established or maintained by the Issuer, its subsidiaries or any of their ERISA Affiliates that is intended to be qualified under Section 401 of the Code is so qualified and nothing has occurred, whether by action or failure to act, which would cause the loss of such qualification.

(aa) The Issuer is not an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the United States Investment Company Act of 1940 (the “Investment Company Act”); and the Issuer is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the General Disclosure Package, will not be an “investment company” as defined in the Investment Company Act.

(bb) The PUC Order approving the issuance of the Securities has been duly issued and remains in full force and effect without amendment or modification and is not the subject of any appeal or other proceeding.

(cc) The order of the PUC approving of the acquisition of the PG Energy Business by the Issuer (the “Acquisition”) dated August 18, 2006 (the “Acquisition Order”) has been duly issued and remains in full force and effect without amendment or modification and, to the Issuer’s knowledge and except as disclosed in the General Disclosure Package, is not the subject of any appeal or other proceeding that would have a Material Adverse Effect or a material adverse effect on the timely consummation of the Acquisition.

(dd) The Issuer will comply with all applicable securities and other laws, rules and regulations, including, without limitation, the Sarbanes-Oxley Act of 2002, except to the extent that any non-compliance will not have a material adverse affect on the Issuer and its subsidiaries when taken as a whole.

(ee) Except as disclosed in the General Disclosure Package, there are no contracts, agreements or understandings between the Issuer or its subsidiaries and any person granting such person the right to include securities of the Issuer with the Exchange Securities to be registered in a registration statement pursuant to the Registration Rights Agreement.

(ff) The Issuer is subject to the reporting requirements of either Section 13 or Section 15(d) of the Exchange Act and files reports with the Commission on the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system.

(gg) No securities of the same class (within the meaning of Rule 144A(d)(3) under the Securities Act) as the Securities are listed on any national securities exchange that is registered under Section 6 of the Exchange Act or quoted in a U.S. automated inter-dealer quotation system.

(hh) No registration under the Securities Act of the Securities is required for the sale of the Securities to the Initial Purchasers as contemplated hereby or for the offer of the Securities (the “Exempt Resales”) assuming (i) that the purchasers who buy the Securities in the Exempt Resales are “qualified institutional buyers” (“QIBs”), as defined in Rule 144A of the Securities Act (“Rule 144A”), and (ii) the accuracy of the Initial Purchasers’ representations regarding the absence of a general solicitation in connection with the sale of the Securities to the Initial Purchasers and the Exempt Resales contained herein.

(ii) Neither the Issuer, nor any of its affiliates, nor any person acting on its or their behalf (i) has, within the six-month period prior to the date hereof, offered or sold in the United States or to any U.S. person (as such terms are defined in Regulation S under the Securities Act) the Securities or any security of the same class or series as the Securities or (ii) has offered or will offer or sell the Securities in the United States by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act. The Issuer has not entered and will not enter into any contractual arrangement with respect to the distribution of the Securities except for this Agreement.

The Issuer acknowledges that the Initial Purchasers and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Section 6 hereof, counsel to the Issuer and counsel to the Initial Purchasers will rely upon the accuracy and truth of the foregoing representations and hereby consent to such reliance.

2. Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Issuer agrees to sell to each Initial Purchaser, and each Initial Purchaser agrees, severally and not jointly, to purchase from the Issuer, at the purchase prices of 99.350% of the principal amount of the 2016 Notes and 99.125% of the principal amount of the 2036 Notes, the respective principal amounts of the 2016 Notes and the 2036 Notes set forth opposite such Initial Purchaser’s name in Schedule I hereto.

3. Delivery and Payment. Delivery of the Securities shall be made to the Representatives for the respective accounts of the several Initial Purchasers against payment by the several Initial Purchasers through the Representatives of the purchase price thereof to or upon the order of the Issuers by wire transfer payable in same-day funds to an account specified by the Issuers. The Issuer will deliver against payment of the purchase price the Securities in the form of two or more permanent global Securities in definitive form (the “Global Securities”) deposited with the Trustee as custodian for The Depository Trust Company (“DTC”) and registered in the name of Cede & Co., as nominee for DTC. Interests in any permanent global Securities will be held only in book-entry form through DTC, except in the limited circumstances described in the Final Offering Circular. Payment for the Securities shall be made by the Initial Purchasers in Federal (same day) funds by wire transfer to an account at a bank acceptable to Credit Suisse at the office of Shearman & Sterling LLP, 599 Lexington Avenue, New York, NY 10022, at 9:00 a.m., New York time, on September 15, 2006, or at such other time not later than seven full business days thereafter as the Representatives and the Issuer determine (such date and time of delivery and payment for the Securities being herein called the “Closing Date”), against delivery to the Trustee as custodian for DTC of the Global Securities representing all of the Securities. The Global Securities will be made available for checking at the above office of Shearman & Sterling LLP at least 24 hours prior to the Closing Date.

4. Representations by Initial Purchasers.

(a) Each Initial Purchaser severally represents and warrants to the Issuer that it is an “accredited investor” within the meaning of Regulation D under the Securities Act.

(b) Each Initial Purchaser severally acknowledges that the Securities have not been registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except pursuant to an exemption from the registration requirements of the Securities Act. Each Initial Purchaser severally represents and agrees that it has offered and sold the Securities, and will offer and sell the Securities as part of its distribution at any time only in accordance with Rule 144A. Accordingly, neither such Initial Purchaser nor its affiliates, nor any persons acting on its or their behalf, have engaged or will engage in any directed selling efforts with respect to the Securities; and such Initial Purchaser, its affiliates and all persons acting on its or their behalf have complied and will comply with the offering conditions of Rule 144A.

(c) Each Initial Purchaser severally agrees that it and each of its affiliates has not entered and will not enter into any contractual arrangement with respect to the distribution of the Securities except for any such arrangements with the other Initial Purchasers or affiliates of the other Initial Purchasers or with the prior written consent of the Issuer.

(d) Each Initial Purchaser severally agrees that it and each of its affiliates will not offer or sell the Securities in the United States by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act, including, but not limited to (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. Each Initial Purchaser severally agrees, to deliver either with the confirmation of such resale or otherwise prior to settlement of such resale a notice to the effect that the resale of such Securities has been made in reliance upon the exemption from the registration requirements of the Securities Act provided by Rule 144A.

(e) The Initial Purchasers acknowledge that the Issuer and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Section 7 hereof, counsel to the Issuer and counsel to the Initial Purchasers will rely upon the accuracy and truth of the foregoing representations and hereby consent to such reliance

5. Certain Agreements of the Issuer. The Issuer agrees with the several Initial Purchasers that:

(a) The Issuer will advise the Representatives promptly of any proposal to amend or supplement the Preliminary or Final Offering Circular and will not effect such amendment or supplementation without the Representatives’ consent (which consent shall not be unreasonably withheld). If, at any time prior to the time the Representatives shall have notified the Issuer of the completion of the resale of the Securities by the Initial Purchasers, there occurs an event or development as a result of which any information included or incorporated by reference in the Preliminary or Final Offering Circular, the General Disclosure Package or any Supplemental Marketing Material included or would include an untrue statement of a material fact or omitted or would omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at such time, not misleading, or if it is necessary at any such time to amend or supplement the Preliminary or Final Offering Circular, the General Disclosure Package or any Supplemental Marketing Material to comply with any applicable law, the Issuer promptly will notify each Representative of such event and promptly will prepare, at its own expense, an amendment or supplement which will correct such statement or omission or effect such compliance. Neither the Representatives’ consent to, nor the Initial Purchasers’ delivery to offerees or investors of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6. The first sentence of this subsection does not apply to statements in or omissions from any information included or incorporated by reference in the Preliminary or Final Offering Circular, the General Disclosure Package or any Supplemental Marketing Material based upon and in conformity with written information furnished to the Issuer by any Initial Purchaser through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by or on behalf of any Initial Purchaser consists of the information described as such in Section 9(b) hereof.

(b) The Issuer will furnish to each Representative copies of the Preliminary Offering Circular, each other document comprising a part of the General Disclosure Package, the Final Offering Circular, all amendments and supplements to such documents and each item of Supplemental Marketing Material, in each case as soon as available and in such quantities as the Representatives shall reasonably request. At any time when the Issuer is not subject to Section 13 or 15(d) of the Exchange Act, the Issuer will promptly furnish or cause to be furnished to the Representatives, and, upon request, to each of the other Initial Purchasers and, upon request of holders and prospective purchasers of the Securities, to such holders and purchasers, copies of the information required to be delivered to holders and prospective purchasers of the Securities pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto) in order to permit compliance with Rule 144A in connection with resales by such holders of the Securities. The Issuer will pay the expenses of printing and distributing to the Initial Purchasers all such documents.

(c) The Issuer will cooperate with the Representatives in connection with the qualification of the Securities for sale and the determination of their eligibility for investment under the laws of such jurisdictions in the United States as the Representatives designate on or prior to the date hereof and will continue such qualification in effect for so long as required for the exempt resale of the Securities by the Initial Purchasers (but not later than the effectiveness of the Exchange Offer Registration Statement or the Shelf Registration Statement, as applicable); provided, however, that the Issuer will not be required to register or qualify as a foreign corporation where it is not now so registered or qualified or to take any action that would subject it to the service of process in suits or taxation, other than as to matters and transactions relating to the exempt resale of the Securities by the Initial Purchasers, in any jurisdiction where it is not now so subject.

(d) During the period of two years after the Closing Date, the Issuer will, upon request, furnish to each of the Representatives, each of the other Initial Purchasers and any holder of Securities, a copy of the restrictions on transfer applicable to the Securities.

(e) During the period of two years after the Closing Date, the Issuer will not, and will not permit any of its affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Securities that have been reacquired by any of them.

(f) Subject to the Initial Purchasers’ compliance with their representations and warranties and agreements set forth in Section 4 hereof, the Issuer consents to the use of the Preliminary Offering Circular, any other documents comprising any part of the General Disclosure Package, the Final Offering Circular and any amendments and supplements thereto required pursuant to Section 5(a) hereto, by the Initial Purchasers; provided, however, that such consent is given solely in connection with the offer and sale of the Securities pursuant to and in accordance with the terms of this Agreement.

(g) Except as contemplated in the Registration Rights Agreement, none of the Issuer or any of its affiliates, nor any person acting on its or their behalf (other than the Representatives or any of their affiliates, as to whom the Issuer expresses no opinion) will, directly or indirectly, make offers or sales of any security, or solicit offers to buy any security, under circumstances that would require the registration of the Securities under the Securities Act.

(h) During the period of two years after the Closing Date, the Issuer will not be or become, an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act.

(i) The Issuer will pay for all reasonable expenses incidental to the performance of its obligations under this Agreement, the Indenture and the Registration Rights Agreement, including (i) the fees and expenses of the Trustee and its professional advisers; (ii) all expenses in connection with the execution, issue, authentication and initial delivery of the Securities and, as applicable, the Exchange Securities, the preparation and printing of this Agreement, the Registration Rights Agreement, the Securities, the Indenture, the Preliminary Offering Circular, any other documents comprising any part of the General Disclosure Package, the Final Offering Circular, all amendments and supplements thereto, each item of Supplemental Marketing Material and any other document relating to the issuance, offer, sale and delivery of the Securities and as applicable, the Exchange Securities; (iii) the cost of any advertising approved in advance by the Issuer in connection with the issue of the Securities; (iv) any expenses (including reasonable fees and disbursements of counsel) incurred in connection with qualification of the Securities or the Exchange Securities for sale under the laws of such jurisdictions in the United States as the Representatives designate in accordance with Section 5(c) hereof and the printing of memoranda relating thereto; (v) any fees charged by investment rating agencies for the rating of the Securities or the Exchange Securities; and (vi) for expenses incurred in distributing the Preliminary Offering Circular, any other documents comprising any part of the General Disclosure Package, the Final Offering Circular (including any amendments and supplements thereto) and any Supplemental Marketing Material to the Initial Purchasers.

It is understood that, except as otherwise provided in this Agreement, the Initial Purchasers will pay all their own costs and expenses, including (i) the fees of their counsel, (ii) transfer taxes on any exempt resale of the Securities by them, and (iii) the transportation and other expenses incurred by the Initial Purchasers in connection with attending or hosting meetings with or making presentations to prospective purchasers of the Securities from the Initial Purchasers. The Issuer acknowledges that it has advised the Initial Purchasers that it does not intend to conduct any “roadshow” or other meeting with or presentation to prospective purchasers of the Securities from the Initial Purchasers that would result in the incurrence of any expenses referred to in clause (iii) of the preceding sentence.

(j) The Issuer will not, without the prior written consent of each Representative, from the date of this Agreement until the Closing Date, offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, or file with the Commission a registration statement under the Securities Act relating to, any debt securities issued or guaranteed by the Issuer which mature more than one year after the Closing Date, which are substantially similar to the Securities and are denominated in the same currency as the Securities, or publicly disclose the intention to make any such offer, sale, pledge, disposition or filing. The Issuer will not at any time offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any securities under circumstances where such offer, sale, pledge, contract or disposition would cause the exemption afforded by Section 4(2) of the Securities Act to cease to be applicable to the offer and sale of the Securities.

(k) The Issuer will apply the net proceeds from the sale of the Securities as set forth under “Use of Proceeds” in the General Disclosure Package and the Final Offering Circular.

(l) The Issuer will cooperate with the Initial Purchasers and use its best efforts to permit the Securities to be eligible for clearance and settlement through the facilities of DTC.

(m) The Issuer will promptly notify each Representative, up to and including the Closing Date, of any downgrading in the rating of any debt securities of the Issuer or any known proposal to downgrade the rating of any debt securities of the Issuer by any “nationally recognized statistical rating organization” (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Issuer (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading of such rating), as soon as the Issuer learns of such downgrading, proposal to downgrade or public announcement.

6. Free Writing Communications.

(a) The Issuer represents and agrees that, unless it obtains the prior consent of the Representatives, and each Initial Purchaser represents and agrees that, unless it obtains the prior consent of the Issuer and the Representatives, it has not made and will not make any offer relating to the Securities that would constitute an Issuer Free Writing Communication.

(b) The Issuer consents to the use by any Initial Purchaser of a Free Writing Communication that (i) contains only (A) information describing the preliminary terms of the Securities or their offering or (B) information that describes the final terms of the Securities or their offering and that is included in the Terms Communication or is included in or is subsequently included in the Final Offering Circular or (ii) does not contain any material information about the Issuer or its securities that was provided by or on behalf of the Issuer, it being understood and agreed that any such Free Writing Communication referred to in clause (i) or (ii) shall not be an Issuer Free Writing Communication for purposes of this Agreement.

7. Conditions to the Obligations of the Initial Purchasers. The obligations of the Initial Purchasers to purchase the Securities shall be subject to the accuracy of the representations and warranties on the part of the Issuer contained herein as of the Applicable Time and the Closing Date, to the accuracy of the statements of the Issuer made in any certificates pursuant to the provisions hereof, to the performance by the Issuer of its obligations hereunder and to the following additional conditions:

(a) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in the financial condition, business, properties, results of operations or prospects of the Issuer and its subsidiaries taken as a whole which, in the judgment of a majority in interest of the Initial Purchasers including Credit Suisse, is material and adverse and makes it impractical or inadvisable to proceed with completion of the offering or the sale of and payment for the Securities; (ii) any downgrading in the rating of any debt securities of the Issuer by any “nationally recognized statistical rating organization” (as defined for purposes of Rule 436(g) under the Securities Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Issuer (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any change in U.S. or international financial, political or economic conditions or currency exchange rates or exchange controls as would, in the judgment of a majority in interest of the Initial Purchasers including Credit Suisse, be likely to prejudice materially the success of the proposed issue, sale or distribution of the Securities, whether in the primary market or in respect of dealings in the secondary market, (iv) any material suspension or material limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange; (v) or any suspension of trading of any securities of the Issuer on any exchange or in the over-the-counter market; (vi) any banking moratorium declared by U.S. Federal or New York authorities; (vii) any major disruption of settlements of securities or clearance services in the United States or (viii) any attack on, outbreak or escalation of hostilities or act of terrorism involving the United States, any declaration of war by Congress or any other national or international calamity or emergency if, in the judgment of a majority in interest of the Initial Purchasers including Credit Suisse, the effect of any such attack, outbreak, escalation, act, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the offering or sale of and payment for the Securities.

(b) The Issuer shall have requested and caused Morgan, Lewis & Bockius LLP, counsel to the Issuer, to have furnished to the Representatives their opinion, dated the Closing Date and addressed to the Representatives, to the effect that:

(i) The Issuer is a corporation presently subsisting under the laws of the Commonwealth of Pennsylvania, with all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as described in the General Disclosure Package and the Final Offering Circular;

(ii) Penn Natural is a corporation presently subsisting under the laws of the Commonwealth of Pennsylvania, with all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as described in the General Disclosure Package and the Final Offering Circular; all of the issued and outstanding capital stock of Penn Natural has been duly authorized and validly issued and is fully paid and nonassessable; and the capital stock of Penn Natural, directly or through subsidiaries, is owned free from liens, encumbrances and defects;

(iii) The Indenture has been duly authorized, executed and delivered by the Issuer and constitutes the legal, valid and binding obligation of the Issuer, enforceable against the Issuer in accordance with its terms, subject (i) to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization moratorium and similar laws relating to or affecting creditors’ rights and remedies generally and (ii) as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing, regardless of whether enforcement is sought in a proceeding at law or in equity, and except (a) to the extent that a waiver of rights under any usury laws may be unenforceable and (b) that rights to indemnification and contribution thereunder may be limited by federal or state securities laws or public policy relating thereto;

(iv) The Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers as contemplated by this Agreement, will constitute the legal, valid and binding obligations of the Issuer, enforceable against the Issuer in accordance with their terms and entitled to the benefits of the Indenture, subject (i) to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws relating to or affecting creditors’ rights and remedies generally and (ii) as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing, regardless of whether enforcement is sought in a proceeding at law or in equity, and except (a) to the extent that a waiver of rights under any usury laws may be unenforceable and (b) that rights to indemnification and contribution thereunder may be limited by federal or state securities laws or public policy relating thereto;

(v) The statements in the General Disclosure Package under the caption “Description of the Notes,” insofar as they constitute descriptions of the Indenture, the Securities and the Registration Rights Agreement or refer to statements of law or legal conclusions under New York, Pennsylvania corporate or federal law, constitute fair summaries thereof in all material respects;

(vi) Except for the registration of the securities certificate relating to the Securities by the PUC, which registration has been obtained by the PUC Order, no consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement and the Registration Rights Agreement in connection with the issuance and sale of the Securities by the Issuer, except for the filing of the Exchange Offer Registration Statement or the Shelf Registration Statement (each as defined in the Registration Right Agreement), qualification of the Trustee, and order of the Commission declaring the Exchange Offer Registration Statement or the Shelf Registration Statement effective, and except for such as will be obtained and made under the Securities Act and the Trust Indenture Act and such as may be required under state securities or blue sky laws (as to which state securities or blue sky laws we express no opinion), which, if not obtained or made, would not have a material adverse effect upon the financial condition, business, properties or results of operations of the Issuer;

(vii) The execution, delivery and performance of the Indenture, this Agreement and the Registration Rights Agreement, the issuance and sale of the Securities, and the consummation by the Issuer of the other transactions contemplated thereby will not (i) result in a violation of the certificate of incorporation or bylaws of the Issuer, (ii) breach or result in a default under any provision of any agreement or instrument filed as an exhibit to any of the Issuer’s reports heretofore filed with the Securities and Exchange Commission pursuant to Section 13(a) or 15(d) of the Exchange Act that is incorporated by reference into the Offering Circular (other than as described in the Offering Circular and except for documents, agreements or other instruments that will be extinguished on the Closing Date), (iii) result in a violation of any federal law of the United States or any law of the Commonwealth of Pennsylvania or any regulation thereunder, or (iv) violate any judicial or administrative judgment, order or decree known to such counsel to which the Issuer is subject;

(viii) This Agreement has been duly authorized, executed and delivered by the Issuer;

(ix) The Registration Rights Agreement has been duly authorized, executed and delivered by the Issuer and constitutes the legal, valid and binding obligation of the Issuer, enforceable against the Issuer in accordance with its terms, subject (i) to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization moratorium and similar laws relating to or affecting creditors’ rights and remedies generally and (ii) as to enforceability, to general principles of equity, including principals of commercial reasonableness, good faith and fair dealing, regardless of whether enforcement is sought in a proceeding at law or in equity, and except (a) to the extent that a waiver of rights under any usury laws may be unenforceable and (b) that rights to indemnification and contribution thereunder may be limited by federal or state securities laws or public policy relating thereto;

(x) Except as disclosed in the General Disclosure Package and the Final Offering Circular, the Issuer possesses adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by it and has not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that would reasonably be expected to have, individually or in the aggregate, a material adverse effect on the Issuer and its subsidiaries taken as a whole;

(xi) The Issuer is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the General Disclosure Package, will not be an “investment company” as defined in the Investment Company Act; and

(xii) Assuming the accuracy of the representations and warranties and compliance with the agreements contained in this Agreement, it is not necessary in connection with (i) the offer and sale of the Securities to the Initial Purchasers pursuant to this Agreement or (ii) the resales of the Securities by the Initial Purchasers in the manner contemplated by this Agreement, to register the Securities under the Securities Act or to qualify an indenture in respect thereof under the Trust Indenture Act.

In addition, such counsel shall state that it has participated in conferences with officers and other representatives of the Issuer and representatives of the independent registered public accounting firm for the Issuer and the PG Energy Business at which conferences the contents of the General Disclosure Package and the Final Offering Circular and related matters were discussed, and that, although such counsel has not independently verified and need not pass upon, or assume responsibility for, the accuracy, completeness or fairness of the statements contained in the General Disclosure Package and the Final Offering Circular (except to the extent specified in the foregoing opinion), no facts have come to such counsel’s attention which lead such counsel to believe that (i) the Final Offering Circular (including any Exchange Act Report incorporated by reference therein), or any amendment or supplement thereto, as of the date thereof and the date of such opinion, contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; (ii) the documents specified in a schedule to such counsel’s letter, consisting of those included in the General Disclosure Package, when taken together as a whole, as of the Applicable Time, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements contained therein, in the light of circumstances under which they were made, not misleading, it being understood that such counsel need express no opinion as to the financial statements or other financial data contained or incorporated by reference in the General Disclosure Package, the Final Offering Circular and the Exchange Act Reports.

In rendering their opinions as aforesaid, such counsel may rely upon an opinion or opinions, each dated the Closing Date, of other counsel retained by them or the Issuer as to laws of any jurisdiction other than the United States or the States of New York and Pennsylvania; provided that (A) each such local counsel is reasonably acceptable to you and (B) such reliance is expressly authorized by each opinion so relied upon and a copy of each such opinion is delivered to you and is, in form and substance, reasonably satisfactory to you and your counsel.

In rendering such opinion, such counsel may (A) rely in respect of matters of fact upon certificates (original counterparts of which shall be furnished to you) of officers and employees of the Issuer and upon information obtained from public officials, (B) rely wholly upon (without independent investigation) opinions of other counsel issued in connection with the transactions contemplated by this Agreement, (C) state that their opinion is limited to federal laws, New York law and Pennsylvania law, and (D) assume that all documents submitted to them as originals are authentic, that all copies submitted to them conform to the originals thereof, and that the signatures on all documents examined by such counsel are genuine.

(c) The Representatives shall have received from Shearman & Sterling LLP, counsel for the Initial Purchasers, such opinion or opinions, dated the Closing Date and addressed to the Representatives, with respect to the issuance and sale of the Securities, the Indenture, the General Disclosure Package, the Final Offering Circular (together with any supplement thereto) and other related matters as the Representatives may reasonably require, and the Issuer shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

(d) The Issuer shall have furnished to the Representatives a certificate, signed by the President or any Vice President and a principal financial or accounting officer of the Issuer, dated the Closing Date, in which such officers, to the best of their knowledge after reasonable investigation, certify to the effect that:

(i) the representations and warranties of the Issuer in this Agreement are true and correct on the date hereof and on the Closing Date with the same force and effect as if made on and as of the date hereof and the Closing Date, respectively, that the Issuer has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date; and

(ii) subsequent to the date of the most recent financial statements included or incorporated by reference in the General Disclosure Package, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the financial condition, business, properties, results of operations or prospects of the Issuer and its subsidiaries taken as a whole, except as set forth in the General Disclosure Package.

(e) The Issuer shall have requested and caused PricewaterhouseCoopers LLP, the independent registered public accounting firm for the Issuer and the PG Energy Business, to have furnished to the Representatives, at the Applicable Time and at the Closing Date, letters (which may refer to letters previously delivered to one or more of the Initial Purchasers), dated respectively as of the Applicable Time and as of the Closing Date, in form and substance satisfactory to the Representatives.

(f) The Issuer and the Trustee shall have entered into the Indenture and you shall have received counterparts, conformed as executed, thereof.

(g) To the Issuer’s knowledge, the Acquisition Order is not the subject of any appeal or other proceeding that would have a material adverse effect on the timely consummation of the Acquisition or the financial condition, business, properties, results of operations or prospects of the Issuer and its subsidiaries taken as a whole.

(h) Prior to the Closing Date, the Issuer shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

If any of the conditions specified in this Section 7 shall not have been fulfilled when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be reasonably satisfactory in form and substance to the Representatives and counsel for the Initial Purchasers, this Agreement and all obligations of the Initial Purchasers hereunder may be canceled at the Closing Date by the Representatives. Notice of such cancellation shall be given to the Issuer in writing or by telephone or facsimile confirmed in writing.

The documents required to be delivered by this Section 7 shall be delivered at the office of Shearman & Sterling LLP, counsel for the Initial Purchasers, at 599 Lexington Avenue, New York, New York 10022, on the Closing Date.

8. Indemnification and Contribution. (a) The Issuer will indemnify and hold harmless each Initial Purchaser, its officers, partners, members, directors and its affiliates and each person, if any, who controls such Initial Purchaser within the meaning of Section 15 of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such Initial Purchaser may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Preliminary Offering Circular or the Final Offering Circular (including the Exchange Act Reports incorporated by reference therein), in each case as amended or supplemented, or any Issuer Free Writing Communication or the information contained in the Terms Communication, in each case as amended or supplemented, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading and will reimburse each Initial Purchaser for any legal or other expenses reasonably incurred by such Initial Purchaser in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Issuer will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Issuer by any Initial Purchaser through the Representatives specifically for use therein, it being understood and agreed that the only such information consists of the information described as such in subsection (b) below; and provided, further, that with respect to any untrue statement or alleged untrue statement in or omission or alleged omission from any Preliminary Offering Circular, Issuer Free Writing Communication or supplemental disclosure document, the indemnity agreement contained in this subsection (a) shall not inure to the benefit of any Initial Purchaser that sold the Securities concerned to the person asserting any such losses, claims, damages or liabilities, to the extent that such sale was an initial resale by such Initial Purchaser and any such loss, claim, damage or liability of such Initial Purchaser results from the fact that there was not conveyed to such person, at or prior to the time of the sale of such Securities to such person, a copy of the Preliminary Offering Circular, Issuer Free Writing Communication or other supplemental disclosure document correcting such untrue statement or omission or alleged untrue statement or omission (exclusive of any material included therein but not attached thereto, with any material filed with the Commission that is incorporated by reference therein being deemed conveyed for this purpose upon such filing) if the Issuer or its representatives had furnished prior to the Applicable Time copies of such Preliminary Offering Circular, Issuer Free Writing Communication or supplemental disclosure document to such Initial Purchaser and had specifically advised such Initial Purchaser prior to the Applicable Time of such untrue statement or omission or alleged untrue statement or omission that was so corrected.

(b) Each Initial Purchaser will severally and not jointly indemnify and hold harmless the Issuer, its directors and officers and each person, if any, who controls the Issuer within the meaning of Section 15 of the Securities Act, against any losses, claims, damages or liabilities to which the Issuer may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Preliminary Offering Circular or the Final Offering Circular (including the Exchange Act Reports incorporated by reference therein), in each case as amended or supplemented, or any Issuer Free Writing Communication or the information contained in the Terms Communication, in each case as amended or supplemented, or arise out of or are based upon the omission or the alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Issuer by such Initial Purchaser through the Representatives specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Issuer in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Initial Purchaser consists of the following information in the Preliminary and Final Offering Circular furnished on behalf of each Initial Purchaser: the table following the first paragraph, and the third, sixth and seventh paragraphs under the caption “Plan of Distribution”; provided, however, that the Initial Purchasers shall not be liable for any losses, claims, damages or liabilities arising out of or based upon the Issuer’s failure to perform its obligations under Section 5(a) of this Agreement.

(c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the failure to notify the indemnifying party shall not relieve it from any liability that it may have under subsection (a) or (b) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided further that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes (i) an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to or an admission of fault, culpability or failure to act by or on behalf of any indemnified party.

(d) If the indemnification provided for in this Section 8 is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Issuer on the one hand and the Initial Purchasers on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Issuer on the one hand and the Initial Purchasers on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Issuer on the one hand and the Initial Purchasers on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Issuer bear to the total discounts and commissions received by the Initial Purchasers from the Issuer under this Agreement. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuer or the Initial Purchasers and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Securities purchased by it were resold exceeds the amount of any damages which such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. The Initial Purchasers’ obligations in this subsection (d) to contribute are several in proportion to their respective purchase obligations and not joint.

(e) The obligations of the Issuer under this Section 8 shall be in addition to any liability which the Issuer may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Initial Purchaser within the meaning of the Securities Act or the Exchange Act; and the obligations of the Initial Purchasers under this Section shall be in addition to any liability which the respective Initial Purchasers may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Issuer within the meaning of the Securities Act or the Exchange Act.

9. Default by an Initial Purchaser. If any Initial Purchaser or Initial Purchasers default in their obligations to purchase Securities hereunder and the aggregate principal amount of Securities that such defaulting Initial Purchaser or Initial Purchasers agreed but failed to purchase does not exceed 10% of the total principal amount of Securities, Credit Suisse may make arrangements satisfactory to the Issuer for the purchase of such Securities by other persons, including any of the Initial Purchasers, but if no such arrangements are made by the Closing Date, the non-defaulting Initial Purchasers shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Securities that such defaulting Initial Purchasers agreed but failed to purchase. If any Initial Purchaser or Initial Purchasers so default and the aggregate principal amount of Securities with respect to which such default or defaults occur exceeds 10% of the total principal amount of Securities and arrangements satisfactory to Credit Suisse and the Issuer for the purchase of such Securities by other persons are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Initial Purchaser or the Issuer, except as provided in Section 10. In any such case that does not result in a termination of this Agreement, the Issuer and the Initial Purchasers may postpone the closing date for not longer than seven (7) days, in order that the required changes, if any, in the Offering Circular or any other documents or arrangements may be effected. As used in this Agreement, the term “Initial Purchaser” includes any person substituted for an Initial Purchaser under this Section. Nothing herein will relieve a defaulting Purchaser from liability for its default.

10. Termination; Certain Representations and Indemnities to Survive. The respective indemnities, agreements, representations, warranties and other statements of the Issuer or its officers and of the several Initial Purchasers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Initial Purchaser, the Issuer or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Securities. If this Agreement is terminated pursuant to Section 9 or if for any reason the purchase of the Securities by the Initial Purchasers is not consummated, the Issuer shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 5 and the respective obligations of the Issuer and the Initial Purchasers pursuant to Section 8 shall remain in effect. If the purchase of the Securities by the Initial Purchasers is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 9 or the occurrence of any event specified in clause (i), (iii), (iv), (v), (vi), (vii) or (viii) of Section 7(a), the Issuer will reimburse the Initial Purchasers for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Securities.

11. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telefaxed, in the case of (i) Credit Suisse Securities (USA) LLC shall be directed to it at Eleven Madison Avenue, New York, New York 10010-3629, Attention: Short and Medium Term Finance Department (Facsimile No. (212) 325-8183); or (ii) Wachovia Capital Markets, LLC shall be directed to it at One Wachovia Center, 301 South College Street, TW-8, Charlotte, North Carolina 28288-0602, Attention: Syndicate Desk (Facsimile No. (704) 383-0661), in each case with a copy to Shearman & Sterling LLP, 599 Lexington Avenue, New York, New York 10022, Attention: Lisa Jacobs, Esq.; and notices to the Issuer shall be directed to it at 460 North Gulph Road, King of Prussia, PA 19406, Attention: Treasurer (Facsimile No. (610) 992-3259), with a copy to Morgan, Lewis & Bockius LLP, 1111 Pennsylvania Avenue, N.W., Washington, D.C. 20004, Attention: Linda Griggs, Esq. (Facsimile No. (202) 739-3001).

12. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors, employees, agents and controlling persons referred to in Section 8(a) hereof, and no other person will have any right or obligation hereunder, except that holders of Securities shall be entitled to enforce the agreements for their benefit contained in the second and third sentences of Section 5(b) hereof against the Issuer as if such holders were parties thereto.

13. Representation of Purchasers. You will act for the several Initial Purchasers in connection with this purchase, and any action under this Agreement taken by you jointly or by Credit Suisse will be binding upon all the Initial Purchasers.

14. No Fiduciary Duty. The Issuer acknowledges and agrees that: (a) the Representatives have been retained solely to act as agents in connection with the sale of the Issuer’s Securities and that no fiduciary, advisory or agency relationship between the Issuer and the Initial Purchasers has been created in respect of any of the transactions contemplated by this Agreement, irrespective of whether the Representatives have advised or are advising the Issuer on other matters; (b) the price of the Securities set forth in this Agreement was established by the Issuer following discussions and arms length negotiations with the Representatives and the Issuer is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated by this Agreement or the Preliminary or Final Offering Circular; (c) it has been advised that the Representatives and their affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Issuer and that the Representatives have no obligation to disclose such interests and transactions to the Issuer by virtue of any fiduciary, advisory or agency relationship; and (d) it waives, to the fullest extent permitted by law, any claims it may have against the Representatives for breach of fiduciary duty or alleged breach of fiduciary duty and agrees that the Representatives shall have no liability (whether direct or indirect) to the Issuer in respect of such a fiduciary duty claim or to any person asserting a fiduciary duty claim on behalf of or in right of the Issuer, including stockholders, employees or creditors of the Issuer.

15. Integration. This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Issuer and the Initial Purchasers, or any of them, with respect to the subject matter hereof.

16. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to principles of conflicts of laws. The Issuer hereby submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

17. Counterparts. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

18. Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

19. Definitions. The terms that follow, when used in this Agreement, shall have the meanings indicated:

“Applicable Time” shall mean 3:07 p.m. (Eastern time) on the date of this Agreement.

“Business Day” shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

“Free Writing Communication” shall mean a written communication (as such term is defined in Rule 405 under the Securities Act) that constitutes an offer to sell or a solicitation of an offer to buy the Securities and is made by means other than the Preliminary Offering Circular or the Final Offering Circular.

“General Disclosure Package” shall mean the Preliminary Offering Circular, together with any Issuer Free Writing Communication existing at the Applicable Time, which constitute the information intended for general distribution to prospective investors, and are specified in Schedule II to this Agreement (including the term sheet listing the final terms of the Securities and their offering, included in Schedule IV to this Agreement, which is referred to as the “Terms Communication”), considered together with the offering price on the cover page of the Final Offering Circular and the statements under the caption “Description of Securities” in the Final Offering Circular.

“Issuer Free Writing Communication” shall mean a Free Writing Communication, specified in Schedule III to this Agreement, prepared by or on behalf of the Issuer, used or referred to by the Issuer or containing a description of the final terms of the Securities or of their offering, in the form retained in the Issuer’s records.

“Supplemental Marketing Material” shall mean any Issuer Free Writing Communication other than any Issuer Free Writing Communication specified in Schedule III to this Agreement.

“Trust Indenture Act” shall mean the Trust Indenture Act of 1939, as amended and the rules and regulations of the Commission promulgated thereunder.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Issuer and the several Initial Purchasers.

Very truly yours,

UGI UTILITIES, INC.

By:
Name:
Title:

The foregoing Agreement is

hereby confirmed and accepted

as of the date first written above.

CREDIT SUISSE SECURITIES (USA) LLC

WACHOVIA CAPITAL MARKETS, LLC

Acting on behalf of themselves

and as the Representatives of

the several Initial Purchasers

By: CREDIT SUISSE SECURITIES (USA) LLC

By:

Name:

Title:

By: WACHOVIA CAPITAL MARKETS, LLC

By:

Name:

Title:SCHEDULE I

	Principal Amount	Principal Amount
	of 2016 Notes to	of 2036 Notes to
Initial Purchasers	be Purchased	be Purchased
Credit Suisse Securities (USA) LLC	$122,500,000	$70,000,000
Wachovia Capital Markets, LLC	$26,250,000	$15,000,000
Citigroup Global Markets Inc.	$26,250,000	$15,000,000
Total	$175,000,000	$100,000,000

SCHEDULE II

Contents of General Disclosure Package

1. Preliminary Offering Circular, dated September 11, 2006.

2. Terms Communication, dated September 12, 2006, in the form set forth in Schedule IV.

SCHEDULE III

Issuer Free Writing Communications

1. Terms Communication, dated September 12, 2006, in the form set forth in Schedule IV.

SCHEDULE IV

Terms Communication (attached)